UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

Edgewise Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices) (Zip Code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 2, 2025, Edgewise Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC, as representative of the underwriters listed therein (the “Underwriters”), relating to the issuance and sale in an underwritten registered direct offering (the “Registered Direct Offering”) by the Company of 9,935,419 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an offering price of $20.13 per share. Gross proceeds from the Registered Direct Offering before deducting underwriting discounts and commissions and other offering expenses are expected to be approximately $200.0 million. The Company expects the proceeds from the Registered Direct Offering, together with its cash, cash equivalents and marketable securities as of December 31, 2024 to be approximately $660 million upon closing of the Registered Direct offering, which is expected to be sufficient to fund the Company's operations through 2028. This cash estimate is a preliminary estimate based on net proceeds and information available to management as of the date of this Current Report on Form 8-K. The Registered Direct Offering is expected to close on April 3, 2025, subject to the satisfaction of customary closing conditions.

The Shares in the Registered Direct Offering were offered pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-279299) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2024 and automatically became effective upon filing, as supplemented by a prospectus supplement expected to be filed with the SEC on April 2, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, and other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

The foregoing summary of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the legality of the issuance and sale of the Shares offered in the Registered Direct Offering is attached as Exhibit 5.1 hereto.

Item 7.01.	Regulation FD Disclosure.

On April 2, 2025, the Company issued a press release announcing the pricing of the Registered Direct Offering. The text of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On April 2, 2025, the Company also posted a presentation to the Investors Relations section of its website (https://investors.edgewisetx.com/). A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished by this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto shall be deemed furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are identified by such words as “believe,” “expect,” “anticipate,” “estimate” and words of similar import and are based on current expectations that involve risks and uncertainties, such as the Company’s plans, objectives, expectations and intentions. All statements other than historical or current facts are forward-looking statements, including, without limitation, statements about the anticipated closing of the Registered Direct Offering, statements about the Company's expected proceeds from the Registered Direct Offering and and the Company's anticipated cash runway through 2028. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These statements, like all statements in this report, speak only as of their date. Except as required by law, the Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement between the Company and Leerink Partners LLC, dated as of April 2, 2025.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included with the opinion filed as Exhibit 5.1).
99.1	Press Release, dated April 2, 2025.
99.2	Investor deck, dated April 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

Date: April 2, 2025